NEOMEDIA TECHNOLOGIES, INC.

GLOBAL WARRANT AMENDMENT

May 28, 2010

Reference is made to those certain Warrants issued by NeoMedia Technologies Inc. (the “Company”) to YA Global Investments, L.P., (formerly known as Cornell Capital Partners, LP) (the “Holder”) listed on Exhibit A attached hereto (as may be amended or adjusted, the “Warrants”).

Each Warrant contains an ownership limitation provision on its first page that restricts the Holder’s exercise of the Warrants to the extent that such exercise would cause the aggregate number of shares of common stock beneficially owned by the Holder and its affiliates to exceed 4.99% of the outstanding shares of common stock of the Company following such exercise, provided however, that such ownership limitation shall not apply within sixty days of the expiration date of each Warrant.

Due to other ownership limitations contained in various documents and agreements between the Company and the Holder that may conflict with the ownership limitation provision of the Warrants, the Company and the Holder desire to clarify and amend the ownership limitation provision of the Warrants as set forth below.  Accordingly, the Company and the Holder hereby agree as follows:

1.           The ownership limitation provision of each Warrant shall apply for the life of each Warrant, including within sixty days of the expiration of the Warrant.

2.           The ownership limitation provision of each Warrant shall be amended such that any reference to “4.99%” shall hereinafter be changed to “9.99%.”

3.           THIS WARRANT AMENDMENT SHOULD BE ATTACHED TO EACH OF THE ORIGINAL WARRANT CERTIFICATES

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IN WITNESS WHEREOF, the Company and the Holder have caused this Global Warrant Amendment to be signed by their duly authorized officers.

NEOMEDIA TECHNOLOGIES INC.

By:	/s/ Michael W. Zima
Name: Michael W. Zima
Title: Chief Financial Officer

YA GLOBAL INVESTMENTS, L.P.
By:	Yorkville Advisors, LLC
Its:	Investment Manager

By:	/s/ Gerald Eicke
Name: Gerald Eicke
Title: Managing Member

EXHIBIT A

WARRANTS

1.
“A” Warrant No. CCP-001 dated February 17, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 20,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “A” Warrant No. CCP-001 dated as of August 23, 2006 entered into by and between the Borrower and the Lender, as further amended by that certain Amendment to “A” Warrant No.: CCP-001 dated December 29, 2006;

2.
“B” Warrant No. CCP-002 dated February 17, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 25,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “B” Warrant No. CCP-002 dated as of August 23, 2006 entered into by and between the Borrower and the Lender, as further amended by that certain Amendment to “B” Warrant No.: CCP-002 dated December 29, 2006;

3.
“C” Warrant No. CCP-003 dated February 17, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 30,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “C” Warrant No. CCP-003 dated as of August 23, 2006 entered into by and between the Borrower and the Lender, as further amended by that certain Amendment to “C” Warrant No.: CCP-003 dated December 29, 2006;

4.
“A” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 25,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “A” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Borrower and the Lender;

5.
“B” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “B” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Borrower and the Lender;

6.
“C” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to “C” Warrant No. CCP-001 dated as of December 29, 2006 entered into by and between the Borrower and the Lender;

7.	“D” Warrant No. CCP-001 dated August 23, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock;

8.	“A” Warrant No. CCP-001 dated December 29, 2006 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 42,000,000 shares of the Borrower’s common stock;

9.	Warrant No. NEOM-4-1 dated March 27, 2007 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 125,000,000 shares of the Borrower’s common stock;

10.	Warrant No. NEOM-1-1 dated August 24, 2007 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 75,000,000 shares of the Borrower’s common stock;

11.	Warrant No. NEO-2008-2 dated May 16, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 7,500,000 shares of the Borrower’s common stock;

12.	Warrant No. NEO-2008-3 dated May 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 50,000,000 shares of the Borrower’s common stock;

13.	Warrant No. NEOM-9-1 dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 100,000,000 shares of the Borrower’s common stock;

14.
Warrant No. NEOM-9-1-B dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 100,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1B dated as of January 5, 2010 entered into by and between the Borrower and the Lender;

15.
Warrant No. NEOM-9-1-C dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 125,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1C dated as of January 5, 2010 entered into by and between the Borrower and the Lender;

16.
Warrant No. NEOM-9-1-D dated July 29, 2008 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 125,000,000 shares of the Borrower’s common stock, as amended by that certain Amendment to NeoMedia Technologies, Inc. Warrant No. NEOM-9-1D dated as of January 5, 2010 entered into by and between the Borrower and the Lender;

17.	Warrant No. NEOM-10-1 dated January 5, 2010 executed and delivered to the Lender by the Borrower granting the Lender the right to purchase 225,000,000 shares of the Borrower’s common stock;